Annual Fund Operating Expenses - Class D Shares - Janus Henderson Emerging Markets Fund - Class D	Jan. 29, 2021
Operating Expenses:
Management Fees	1.00%
Other Expenses	0.71%
Total Annual Fund Operating Expenses	1.71%
Fee Waiver	0.52%	[1]
Total Annual Fund Operating Expenses After Fee Waiver	1.19%	[1]

[1]	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding administrative services fees (including out-of-pocket costs), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed 1.03% for at least a one-year period commencing on January 28, 2021. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.